SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       DATE OF REPORT: JANUARY 28, 1998
                       --------------------------------



                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)


              DELAWARE                 1-13530              74-2723809
              --------                 -------              ----------
  (State or other jurisdiction of     Commission        (I.R.S.  Employer
   incorporation or organization)     File Number      Identification  No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

                                (512) 472-2041
                                --------------
                        (Registrant's telephone number)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
-----------------------------------------------------------


On January 23, 1998 the Company's Board of Directors dismissed King, Griffin & Adamson P.C. as its principal accountant. There were no audit, accounting or other disagreements with King, Griffin & Adamson P.C. during the period of their service to the Company, and no adverse, qualified or disclaimer of opinion was issued by King, Griffin & Adamson on the Company's financial statements during this time. The Company has attached a letter to this effect from King, Griffin & Adamson as an exhibit to this filing.

Pending final acceptance procedures, the Company has retained BDO Seidman, LLP as its principal accountant to replace King, Griffin & Adamson.











                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN BINGO & GAMING CORP.
                              (Registrant)


January  28,  1997            By: /s/ John Orton
                              ------------------
                              John Orton, Chief Financial Officer